                                 EXHIBIT 99.23

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

ALL AVERAGE ARE WTG AVERAGES.

                                  Group II Only
--------------------------------------------------------------------------------
                           ORIGINATOR/      ORIGINATOR/  ORIGINATOR/
                            SOURCE 1         SOURCE 2     SOURCE 3     AGGREGATE
                                                                     Popular ABS
Description (expected                                                  2005-5
bbg ticker)
Originator                      Equity One          N/A         N/A
--------------------------------------------------------------------------------
Dealer Shelf                   Popular ABS
Dealer
Largest Servicer                Equity One
FICO avg                               632
FICO stdev                              56
FICO < 500                               0
FICO < 560                           10.82
10th Percentile FICO                   554
90th Percentile FICO                   696
CLTV avg                             83.11
CLTV >80%                            37.82
LTVs)                                 88.7
% With Silent 2nds                   28.66
10th Percentile CLTV                    75
90th Percentile CLTV                   100
Full Doc %                           58.23
Loan Bal avg (000s)              196473.72
DTI %                                42.98
DTI >45%                             48.81
Purch %                              38.11
Cash Out %                           58.08
Fxd %                                    0
3 yr ARM >=                          17.71
WAC                                   7.08
WAC stdev                             0.92
1st Lien %                             100
MI %                                     0
MI Insurer                             N/A
CA %                                 12.02
Sng Fam %                            86.99
Invt Prop %                           2.51
MH %                                     0
IO%                                  33.76
2yr IO%                              25.69
IO non-full doc %                    13.57
2-4 Family %                          6.36
Prim Occ                             97.45
<$100K Bal %                           6.7
2-yr Prepay Penalty %                46.27
% of 40-year loans                       0
Initial Target OC %                  1.20%
--------------------------------------------------------------------------------
Total C/E% Aaa                      26.70%
--------------------------------------------------------------------------------
Total C/E% Aa2                      18.75%
--------------------------------------------------------------------------------
Total C/E% A2                       12.10%
--------------------------------------------------------------------------------
                           2.75% (or 3.75%
                              if the class
                               certificate
                          balances for the
                               Class BV-1,
                               Class BV-2,
                            Class BV-3 and
                                Class BV-4
                         Certificates have
                           been reduced to
                          zero and no part
                         of that reduction
                            was due to the
                            application of
Mth 37 Loss Trig           Realized Losses)
Moody's Base Case Loss               6.30%
S&P single-B FF/LS                   2.90%
Fitch single-B FF/LS                   N/A

------------------------------------------------------------------------------------------------------------------------------------
ORIGINATOR/              WA    WA SS                                INVT     1ST    % WITH         FULL                  DTI% % WITH
SOURCE EQUITY   WA LTV  CLTV   CLTV   FICO   WAC   % BAL.  PURCH %  PROP %  LIEN %  S.2NDS    CA%  DOC %    IO%   DTI%   > 45    MI
------------------------------------------------------------------------------------------------------------------------------------
Equity One      83.11   83.11  88.7  631.97  7.08    100     38.11    2.51     100   28.66  12.02  58.23  33.76  42.98  48.81     0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:          83.11   83.11  88.7  631.97  7.08    100     38.11    2.51     100   28.66  12.02  58.23  33.76  42.98  48.81     0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         WA    WA SS                                INVT     1ST    % WITH         FULL                  DTI% % WITH
DOCUMENTATION   WA LTV  CLTV   CLTV  WAFICO   WAC   % BAL.  PURCH %  PROP %  LIEN %  S.2NDS    CA%  DOC %    IO%   DTI%   > 45    MI
------------------------------------------------------------------------------------------------------------------------------------
Alt Doc         82.68   82.68  87.26  625.75  7.26   1.22     41.81    15.2     100   22.89  54.99      0  65.63  39.31   24.15   0
Full Doc        84.68   84.68  88.46  621.33  6.95  58.23     27.62    2.31     100   19.36    7.9    100  34.68  42.86   49.06   0
Lite Doc        88.74   88.74  97.09  693.01  6.49    0.1     58.27       0     100   41.73      0      0      0  38.87   41.73   0
Stated Income   80.85   80.85  89.05  647.32  7.27  40.44     53.05    2.42     100   42.19  16.68      0  31.56  43.26   49.21   0
------------------------------------------------------------------------------------------------------------------------------------
Total           83.11   83.11  88.7   631.97  7.08    100     38.11    2.51     100   28.66  12.02  58.23  33.76  42.98   48.81   0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         WA    WA SS                                INVT     1ST    % WITH         FULL                  DTI% % WITH
INTEREST ONLY   WA LTV  CLTV   CLTV  WAFICO   WAC   % BAL.  PURCH %  PROP %  LIEN %  S.2NDS    CA%  DOC %    IO%   DTI%   > 45    MI
------------------------------------------------------------------------------------------------------------------------------------
24              N/A
36              N/A
60              83.54   83.54  90.29  653.12  6.79  33.76     39.81    2.02     100   34.77  23.57  59.82    100  42.85    45.76  0
Other IO        N/A
Non-IO          82.89   82.89  87.88  621.19  7.24  66.24     37.24    2.76     100   25.54   6.14  57.42      0  43.04    50.36  0
------------------------------------------------------------------------------------------------------------------------------------
Total           83.11   83.11   88.7  631.97  7.08    100     38.11    2.51     100   28.66  12.02  58.23  33.76  42.98    48.81  0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         WA    WA SS                                INVT     1ST    % WITH         FULL                  DTI% % WITH
FICO            WA LTV  CLTV   CLTV  WAFICO   WAC   % BAL.  PURCH %  PROP %  LIEN %  S.2NDS    CA%  DOC %    IO%   DTI%   > 45    MI
------------------------------------------------------------------------------------------------------------------------------------
0-499
500-559         75.71   75.71  75.71  528.53  8.12  10.82        4     0.94     100       0  10.03  76.98  2.59    42.8     49.3  0
560-599         82.59   82.59  86.19  583.91  7.35  15.18     25.03       1     100   18.94   8.14  73.28  21.98   43.7    54.21  0
600-639         83.77   83.77  90.88  621.64  6.98   29.9     38.01    1.54     100   36.49  12.02  61.49  34.68  42.95    47.98  0
640-679         84.89   84.89  91.78   657.5  6.88  26.94     48.29    3.42     100   35.01  14.13  47.48  44.76  43.16    50.63  0
680>=           84.32   84.32  90.45  717.66  6.71  17.16     55.39     5.1     100    31.7  13.42  44.28  44.99   42.2     42.3  0
------------------------------------------------------------------------------------------------------------------------------------
Total           83.11   83.11   88.7  631.97  7.08    100     38.11    2.51     100   28.66  12.02  58.23  33.76  42.98    48.81  0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         WA    WA SS                                INVT     1ST    % WITH         FULL                  DTI% % WITH
LOW BALANCE     WA LTV  CLTV   CLTV  WAFICO   WAC   % BAL.  PURCH %  PROP %  LIEN %  S.2NDS    CA%  DOC %    IO%   DTI%   > 45    MI
------------------------------------------------------------------------------------------------------------------------------------
<80,000         82.88   82.88  89.34   618.5  7.65   3.08     51.94   6.14      100   31.62   0.58  71.56   5.88  39.76    36.21  0
80,000-100,000  82.84   82.84  90.43  622.81   7.3   3.71     50.32    3.2      100   38.51      0  69.27  14.11  40.23    36.26  0
100,000>=       83.13   83.13   88.6  632.78  7.06  93.21     37.17   2.36      100   28.17  12.88  57.35  35.47  43.19    49.72  0
------------------------------------------------------------------------------------------------------------------------------------
Total           83.11   83.11   88.7  631.97  7.08    100     38.11   2.51      100   28.66  12.02  58.23  33.76  42.98    48.81  0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         WA    WA SS                                INVT     1ST    % WITH         FULL                  DTI% % WITH
LIEN POSITION   WA LTV  CLTV   CLTV  WAFICO   WAC   % BAL.  PURCH %  PROP %  LIEN %  S.2NDS    CA%  DOC %    IO%   DTI%   > 45    MI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien        83.11   83.11   88.7  631.97  7.08    100     38.11   2.51      100   28.66  12.02  58.23  33.76  42.98    48.81  0
2nd Lien        N/A
------------------------------------------------------------------------------------------------------------------------------------
Total           83.11   83.11   88.7  631.97  7.08    100     38.11   2.51      100   28.66  12.02  58.23  33.76  42.98    48.81  0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                WA SS                                INVT     1ST    % WITH         FULL                  DTI% % WITH
WACLTV          CLTV  WAFICO   WAC   % BAL.  PURCH %  PROP %  LIEN %  S.2NDS    CA%  DOC %    IO%   DTI%   > 45    MI
------------------------------------------------------------------------------------------------------------------------------------
80.01-85%       84.45  606.94  7.08   8.51      11.72  2.89     100       0    9.26  67.76  30.64  41.27   38.92    0
85.01-90%       89.66  628.53  7.23  14.03      16.99  5.86     100    0.21    8.32  65.96  33.79  43.48    53.1    0
90.01-95%       94.57  640.86  7.38   4.39      13.29  0.36     100       0   10.27   70.3  29.24  42.28   43.82    0
95.01-100%      99.72   663.3  7.19  10.89      40.05  0.69     100       0    2.32  89.25  31.77   42.7   48.66    0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Invt     1st    % with         Full                  DTI% % with
WACLTV          WAFICO   WAC   % Bal.  Purch %  Prop %  Lien %  S.2nds    CA%  Doc %    IO%   DTI%   > 45    MI
------------------------------------------------------------------------------------------------------------------------------------
80.01-85%       606.98  7.09    8.55    11.66     2.88     100   0.46    9.22  67.45   30.8  41.25   39.05    0
85.01-90%       630.99  7.22   14.93    19.16     5.84     100   6.24    9.93  62.91  34.59  43.58   54.26    0
90.01-95%       645.93   7.2    6.22    24.35     2.34     100  29.42   10.67  65.18  34.94  43.22   47.64    0
95.01-100%      652.04  6.97   36.75     60.9      0.4     100  70.37    12.2  54.11  37.71  43.24   48.25    0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         WA    WA SS                                 INVT     1ST    % WITH         FULL                 DTI% % WITH
COUPON-ARM      WALTV   CLTV   CLTV  WAFICO   WAC   % BAL.  PURCH %  PROP %  LIEN %  S.2NDS   CA%   DOC %   IO%   DTI %  > 45    MI
------------------------------------------------------------------------------------------------------------------------------------
<8%             83.14  83.14  89.26  638.71  6.86   88.55    38.84    1.88      100  31.42   12.87  59.72  37.37  42.97  48.35   0
8-9%            83.11  83.11  84.73  584.34  8.53    9.08    32.46    7.48      100   8.09    5.25  43.66  6.83   43.41  53.76   0
9-10%           82.99  82.99  83.89  563.33  9.51    1.89    30.79    6.82      100   5.26    7.86  56.89  2.64   42.19  47.54   0
10-11%          80.55  80.55  80.55  559.09  10.59   0.42    41.85    3.63      100      0       0  69.08     0   39.64   47.3   0
11-12%          68.34  68.34  68.34  569.23  11.6    0.06    21.36   40.33      100      0       0  40.33     0   36.83  21.36   0
12-13%          N/A
13-14%          N/A
>14%            N/A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COUPON-FIXED             WA    WA SS                                 INVT     1ST    % WITH         FULL                 DTI% % WITH
RATE            WALTV   CLTV   CLTV  WAFICO   WAC   % BAL.  PURCH %  PROP %  LIEN %  S.2NDS   CA%   DOC %   IO%   DTI %  > 45    MI
------------------------------------------------------------------------------------------------------------------------------------
<8%             N/A
8-9%            N/A
9-10%           N/A
10-11%          N/A
11-12%          N/A
12-13%          N/A
13-14%          N/A
>14%            N/A
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   % OF     # OF               AVG LOAN           % WITH
TOP 20 CITIES   TOTAL BAL   LOANS  LOAN BAL       BAL     WA LTV   2ND    WAFICO
--------------------------------------------------------------------------------
LAS VEGAS           2.1       37   9363842.33   253076.82  85.15  22.61   648.08
CHICAGO            2.02       35   8993112.21   256946.06  80.22  37.06   653.73
PHOENIX            1.96       49   8736877.75   178303.63  83.99  31.03   653.02
MIAMI              1.47       32   6567386.64   205230.83  81.13  55.05   648.74
BROOKLYN           1.39       17   6214296.44   365546.85  77.28   33.4   609.06
LOS ANGELES        0.78       10   3468829.09   346882.91  79.69  19.79   633.94
BOWIE              0.61        9   2728236.51   303137.39  79.49  74.49   661.19
BRONX              0.59        7   2644056.39   377722.34  80.54   20.1    615.8
ORLANDO            0.58       15   2607565.69   173837.71  81.02  30.69   649.16
JAMAICA            0.57        7   2522682.72   360383.25  80.86  15.62   586.36
SACRAMENTO         0.56        9   2496281.42    277364.6   81.7  25.29   636.91
DETROIT            0.55       26   2456680.92    94487.73  87.23  32.54    642.4
JACKSONVILLE       0.51       16   2275738.62   142233.66  84.93  28.52   624.68
DENVER              0.5       14   2209589.02   157827.79  82.92  27.19   649.86
INDIANAPOLIS       0.49       22   2203885.03   100176.59  82.86  47.47   631.96
ATLANTA            0.48       10   2133304.83   213330.48  83.45  35.57   619.87
AURORA             0.46       12   2066055.08   172171.26  84.23  40.78   642.36
MIDDLETOWN         0.46        7   2040263.35   291466.19  81.61  21.16   610.08
HYATTSVILLE        0.45        9   2024840.21   224982.25  83.36   13.4   655.57
WALDORF            0.44        8   1962679.14   245334.89   84.1  10.76   607.67

--------------------------------------------------------------------------------
                   % OF     # OF               AVG LOAN           % WITH
TOP 10 CITIES   TOTAL BAL   LOANS  LOAN BAL       BAL     WA LTV   2ND    WAFICO
--------------------------------------------------------------------------------
CA                12.02      172  53651353.57   311926.47  80.19  39.58   641.48
FL                10.19      233  45488712.67   195230.53  82.05  37.71   638.49
NY                 8.81      122   39290259.9   322051.31  78.64  19.66   601.71
MI                 8.16      267  36417497.58   136395.12  85.23  36.76   637.01
MD                 7.19      124     32071770   258643.31   84.8  21.58   638.62
IL                  5.2      102  23182472.11   227279.14  83.42  28.06   647.34
NJ                 4.38       76  19548205.62   257213.23  80.99   8.33   604.04
AZ                 4.29      109  19160175.46   175781.43  82.88  36.15   647.94
VA                 4.19       81  18679074.49   230605.86  83.98  27.31   632.74
MA                 3.28       56  14614853.33   260979.52  80.63  22.13   626.08

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.